EXHIBIT 99.2

L BRANDS, INC. AND SUBSIDIARIES
RESULTS BY SEGMENT
FISCAL YEAR 2020
Unaudited
$ (In thousands)

Effective in the third quarter of 2020, the Company now has two reporting segments: 1) Bath & Body Works and 2) Victoria's Secret. As a result, the following key reclassifications for segment reporting were made:

- The Victoria's Secret and Bath & Body Works International segment results are now reported in their respective brand segment.

- The Victoria's Secret and Bath & Body Works sourcing and production functions (formerly known as Mast Global) and certain other corporate functions that directly support a specific brand are now reported in their respective brand segment.

	May 2, 2020			August 1, 2020			YTD August 1, 2020		
	As Reported	Adjustment	As Adjusted	As Reported	Adjustment	As Adjusted	As Reported	Adjustment	As Adjusted
Bath & Body Works									
Comparable Store Sales	20%	-	20%	87%	-	87%	54%	-	54%
Comparable Sales	41%	-	41%	123%	-	123%	84%	-	84%
Net Sales	$ 712,662	$ 47,940	$ 760,602	$ 1,196,688	$ 56,444	$ 1,253,132	$ 1,909,350	$ 104,384	$ 2,013,734
Operating Income (Loss)	$ 69,093	$ 6,634	$ 75,727	$ 325,624	$ 11,329	$ 336,953	$ 394,716	$ 17,965	$ 412,681
% of Sales	9.7%	0.3%	10.0%	27.2%	-0.3%	26.9%	20.7%	-0.2%	20.5%
Victoria's Secret									
Comparable Store Sales	-15%	-3%	-18%	-10%	-2%	-12%	-13%	-3%	-16%
Comparable Sales	-13%	-2%	-15%	28%	-4%	24%	6%	-3%	3%
Net Sales	$ 821,542	$ 72,065	$ 893,607	$ 977,540	$ 88,794	$ 1,066,334	$ 1,799,082	$ 160,859	$ 1,959,941
Operating Income (Loss)	$ (299,967)	$ (53,888)	$ (353,855)	$ (140,396)	$ (77,006)	$ (217,402)	$ (440,363)	$ (130,894)	$ (571,257)
% of Sales	-36.5%	-3.1%	-39.6%	-14.4%	-6.0%	-20.4%	-24.5%	-4.6%	-29.1%
Victoria's Secret and Bath & Body Works International									
Comparable Store Sales	-52%	52%	-	-28%	28%	-	-40%	40%	-
Comparable Sales	-44%	44%	-	-22%	22%	-	-33%	33%	-
Net Sales	$ 65,464	$ (65,464)	$ -	$ 79,922	$ (79,922)	$ -	$ 145,385	$ (145,385)	$ -
Operating Income (Loss)	$ (35,264)	$ 35,264	$ -	$ (18,659)	$ 18,659	$ -	$ (53,923)	$ 53,923	$ -
% of Sales	-53.9%	53.9%	-	-23.3%	23.3%	-	-37.1%	37.1%	-
Other									
Comparable Store Sales	-	-	-	-	-	-	-	-	-
Comparable Sales	-	-	-	-	-	-	-	-	-
Net Sales	$ 54,541	$ (54,541)	$ -	$ 65,316	$ (65,316)	$ -	$ 119,858	$ (119,858)	$ -
Operating Income (Loss)	$ (51,560)	$ 11,989	$ (39,571)	$ (122,529)	$ 47,016	$ (75,513)	$ (174,089)	$ 59,007	$ (115,082)
% of Sales	-94.5%	94.5%	0.0%	-187.6%	187.6%	0.0%	-145.2%	145.2%	0.0%
Total L Brands									
Comparable Store Sales	-5%	-	-5%	33%	-	33%	12%	-	12%
Comparable Sales	4%	-	4%	63%	-	63%	32%	-	32%
Net Sales	$ 1,654,209	$ -	$ 1,654,209	$ 2,319,466	$ -	$ 2,319,466	$ 3,973,675	$ -	$ 3,973,675
Operating Income (Loss)	$ (317,698)	$ -	$ (317,698)	$ 44,040	$ -	$ 44,040	$ (273,659)	$ -	$ (273,659)
% of Sales	-19.2%	-	-19.2%	1.9%	-	1.9%	-6.9%	-	-6.9%

L BRANDS, INC. AND SUBSIDIARIES
ADJUSTED RESULTS BY SEGMENT
FISCAL YEAR 2020
Unaudited
$ (In thousands)

Effective in the third quarter of 2020, the Company now has two reporting segments: 1) Bath & Body Works and 2) Victoria's Secret. As a result, the following key reclassifications for segment reporting were made:

- The Victoria's Secret and Bath & Body Works International segment results are now reported in their respective brand segment.

- The Victoria's Secret and Bath & Body Works sourcing and production functions (formerly known as Mast Global) and certain other corporate functions that directly support a specific brand are now reported in their respective brand segment.

	May 2, 2020			August 1, 2020			YTD August 1, 2020		
	Adjusted As Reported	Adjustment	Adjusted As Adjusted	Adjusted As Reported	Adjustment	Adjusted As Adjusted	Adjusted As Reported	Adjustment	Adjusted As Adjusted
Bath & Body Works									
Comparable Store Sales	20%	-	20%	87%	-	87%	54%	-	54%
Comparable Sales	41%	-	41%	123%	-	123%	84%	-	84%
Net Sales	$ 712,662	$ 47,940	$ 760,602	$ 1,196,688	$ 56,444	$ 1,253,132	$ 1,909,350	$ 104,384	$ 2,013,734
Operating Income (Loss)	$ 69,093	$ 6,634	$ 75,727	$ 330,931	$ 17,676	$ 348,607	$ 400,023	$ 24,312	424,335
% of Sales	9.7%	0.3%	10.0%	27.7%	0.1%	27.8%	21.0%	0.1%	21.1%
Victoria's Secret									
Comparable Store Sales	-15%	-3%	-18%	-10%	-2%	-12%	-13%	-3%	-16%
Comparable Sales	-13%	-2%	-15%	28%	-4%	24%	6%	-3%	3%
Net Sales	$ 821,542	$ 72,065	$ 893,607	$ 977,540	$ 88,794	$ 1,066,334	$ 1,799,082	$ 160,859	$ 1,959,941
Operating Income (Loss)	$ (203,123)	$ (53,888)	$ (257,011)	$ (38,920)	$ (46,424)	$ (85,344)	$ (242,043)	$ (100,312)	$ (342,355)
% of Sales	-24.7%	-4.1%	-28.8%	-4.0%	-4.0%	-8.0%	-13.5%	-4.0%	-17.5%
Victoria's Secret and Bath & Body Works International									
Comparable Store Sales	-52%	52%	-	-28%	28%	-	-40%	40%	-
Comparable Sales	-44%	44%	-	-22%	22%	-	-33%	33%	-
Net Sales	$ 65,464	$ (65,464)	$ -	$ 79,922	$ (79,922)	$ -	$ 145,385	$ (145,385)	$ -
Operating Income (Loss)	$ (35,264)	$ 35,264	$ -	$ (12,894)	$ 12,894	$ -	$ (48,158)	$ 48,158	$ -
% of Sales	-53.9%	53.9%	-	-16.1%	16.1%	-	-33.1%	33.1%	-
Other									
Comparable Store Sales	-	-	-	-	-	-	-	-	-
Comparable Sales	-	-	-	-	-	-	-	-	-
Net Sales	$ 54,541	$ (54,541)	$ -	$ 65,316	$ (65,316)	$ -	$ 119,858	$ (119,858)	$ -
Operating Income (Loss)	$ (51,560)	$ 11,989	$ (39,571)	$ (73,448)	$ 15,852	$ (57,596)	$ (125,008)	$ 27,842	$ (97,166)
% of Sales	-94.5%	94.5%	0.0%	-112.5%	112.5%	0.0%	-104.3%	104.3%	0.0%
Total L Brands									
Comparable Store Sales	-5%	-	-5%	33%	-	33%	12%	-	12%
Comparable Sales	4%	-	4%	63%	-	63%	32%	-	32%
Net Sales	$ 1,654,209	$ -	$ 1,654,209	$ 2,319,466	$ -	$ 2,319,466	$ 3,973,675	$ -	$ 3,973,675
Operating Income (Loss)	$ (220,854)	$ -	$ (220,854)	$ 205,669	$ -	$ 205,669	$ (15,186)	$ -	$ (15,186)
% of Sales	-13.4%	-	-13.4%	8.9%	-	8.9%	-0.4%	-	-0.4%

L BRANDS, INC. AND SUBSIDIARIES
RESULTS BY SEGMENT
FISCAL YEAR 2019
Unaudited
$ (In thousands)

Effective in the third quarter of 2020, the Company now has two reporting segments: 1) Bath & Body Works and 2) Victoria's Secret. As a result, the following key reclassifications for segment reporting were made:
- **The Victoria's Secret and Bath & Body Works International segment are now reported in their respective brand segment.**
- **The Victoria's Secret and Bath & Body Works sourcing and production functions (formerly known as Mast Global) and certain other corporate functions that directly support a specific brand are now reported in their respective brand segment.**

	May 4, 2019			August 3, 2019			November 2, 2019			February 1, 2020			Full Year February 1, 2020		
	As Reported	Adjustment	As Adjusted	As Reported	Adjustment	As Adjusted	As Reported	Adjustment	As Adjusted	As Reported	Adjustment	As Adjusted	As Reported	Adjustment	As Adjusted
Bath & Body Works															
Comparable Store Sales	7%	-	7%	4%	-	4%	5%	-	5%	5%	-	5%	5%	-	5%
Comparable Sales	13%	-	13%	8%	-	8%	9%	-	9%	10%	-	10%	10%	-	10%
Net Sales	$ 870,734	$ 48,262	$ 918,996	$ 1,060,864	$ 45,896	$ 1,106,760	$ 1,064,146	$ 34,815	$ 1,098,961	$ 2,174,750	$ 56,197	$ 2,230,947	$ 5,170,493	$ 185,172	$ 5,355,665
Operating Income (Loss)	$ 154,851	$ 12,870	$ 167,721	$ 180,234	$ 3,334	$ 183,568	$ 195,579	$ 13,181	$ 208,760	$ 660,606	$ 3,120	$ 663,726	$ 1,191,270	$ 32,505	$ 1,223,775
% of Sales	17.8%	0.5%	18.3%	17.0%	-0.4%	16.6%	18.4%	0.6%	19.0%	30.4%	-0.6%	29.8%	23.0%	-0.1%	22.9%
Victoria's Secret															
Comparable Store Sales	-7%	-1%	-8%	-9%	-	-9%	-8%	-1%	-9%	-10%	-1%	-11%	-9%	-	-9%
Comparable Sales	-5%	-	-5%	-6%	-	-6%	-7%	-1%	-8%	-10%	-	-10%	-7%	-1%	-8%
Net Sales	$ 1,510,852	$ 159,551	$ 1,670,403	$ 1,605,632	$ 179,060	$ 1,784,692	$ 1,412,215	$ 165,271	$ 1,577,486	$ 2,275,817	$ 200,377	$ 2,476,194	$ 6,804,516	$ 704,258	$ 7,508,774
Operating Income (Loss)	$ 32,720	$ (753)	$ 31,967	$ 16,565	$ 18,811	$ 35,376	$ (122,202)	$ (195,336)	$ (317,538)	$ (543,141)	$ 11,794	$ (531,347)	$ (616,057)	$ (165,485)	$ (781,542)
% of Sales	2.2%	-0.3%	1.9%	1.0%	1.0%	2.0%	-8.7%	-11.4%	-20.1%	-23.9%	2.4%	-21.5%	-9.1%	-1.3%	-10.4%
Victoria's Secret and Bath & Body Works International															
Comparable Store Sales	-10%	10%	-	-13%	13%	-	-19%	19%	-	-18%	18%	-	-16%	16%	-
Comparable Sales	-5%	5%	-	-8%	8%	-	-18%	18%	-	-18%	18%	-	-13%	13%	-
Net Sales	$ 134,955	$ (134,955)	$ -	$ 154,561	$ (154,561)	$ -	$ 133,349	$ (133,349)	$ -	$ 177,102	$ (177,102)	$ -	$ 599,967	$ (599,967)	$ -
Operating Income (Loss)	$ (4,011)	$ 4,011	$ -	$ (1,280)	$ 1,280	$ -	$ (215,055)	$ 215,055	$ -	$ (15,270)	$ 15,270	$ -	$ (235,615)	$ 235,615	$ -
% of Sales	-3.0%	3.0%	-	-0.8%	0.8%	-	-161.3%	161.3%	-	-8.6%	8.6%	-	-39.3%	39.3%	-
Other															
Comparable Store Sales	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Comparable Sales	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net Sales	$ 112,268	$ (72,857)	$ 39,411	$ 80,481	$ (70,395)	$ 10,086	$ 67,037	$ (66,737)	$ 300	$ 79,472	$ (79,472)	$ -	$ 339,259	$ (289,462)	$ 49,797
Operating Income (Loss)	$ (30,216)	$ (16,125)	$ (46,341)	$ (20,919)	$ (23,424)	$ (44,343)	$ (9,537)	$ (32,899)	$ (42,436)	$ (20,481)	$ (30,185)	$ (50,666)	$ (81,153)	$ (102,634)	$ (183,787)
% of Sales	-26.9%	-90.7%	-117.6%	-26.0%	-413.7%	-439.7%	-14.2%	-14131.1%	-14145.3%	-25.8%	25.8%	0.0%	-23.9%	-345.2%	-369.1%
Total L Brands															
Comparable Store Sales	-3%	-	-3%	-4%	-	-4%	-3%	-	-3%	-4%	-	-4%	-3%	-	-3%
Comparable Sales	0%	-	0%	-1%	-	-1%	-2%	-	-2%	-2%	-	-2%	-1%	-	-1%
Net Sales	$ 2,628,809	$ -	$ 2,628,809	$ 2,901,538	$ -	$ 2,901,538	$ 2,676,747	$ -	$ 2,676,747	$ 4,707,141	$ -	$ 4,707,141	$ 12,914,236	$ -	$ 12,914,236
Operating Income (Loss)	$ 153,345	$ -	$ 153,345	$ 174,601	$ -	$ 174,601	$ (151,214)	$ -	$ (151,214)	$ 81,714	$ -	$ 81,714	$ 258,446	$ -	$ 258,446
% of Sales	5.8%	-	5.8%	6.0%	-	6.0%	-5.6%	-	-5.6%	1.7%	-	1.7%	2.0%	-	2.0%

L BRANDS, INC. AND SUBSIDIARIES
ADJUSTED RESULTS BY SEGMENT
FISCAL YEAR 2019
Unaudited
$ (In thousands)

Effective in the third quarter of 2020, the Company now has two reporting segments: 1) Bath & Body Works and 2) Victoria's Secret. As a result, the following key reclassifications for segment reporting were made:
- The Victoria's Secret and Bath & Body Works International segment results are now reported in their respective brand segment.
- The Victoria's Secret and Bath & Body Works sourcing and production functions (formerly known as Mast Global) and certain other corporate functions that directly support a specific brand are now reported in their respective brand segment.

	May 4, 2019			August 3, 2019			November 2, 2019			February 1, 2020			Full Year February 1, 2020		
	Adjusted As Reported	Adjustment	Adjusted As Adjusted	Adjusted As Reported	Adjustment	Adjusted As Adjusted	Adjusted As Reported	Adjustment	Adjusted As Adjusted	Adjusted As Reported	Adjustment	Adjusted As Adjusted	Adjusted As Reported	Adjustment	Adjusted As Adjusted
Bath & Body Works															
Comparable Store Sales	7%	-	7%	4%	-	4%	5%	-	5%	5%	-	5%	5%	-	5%
Comparable Sales	13%	-	13%	8%	-	8%	9%	-	9%	10%	-	10%	10%	-	10%
Net Sales	$ 870,734	$ 48,262	$ 918,996	$ 1,060,864	$ 45,896	$ 1,106,760	$ 1,064,146	$ 34,815	$ 1,098,961	$ 2,174,750	$ 56,197	$ 2,230,947	$ 5,170,493	$ 185,172	$ 5,355,665
Operating Income (Loss)	$ 154,851	$ 12,870	$ 167,721	$ 180,234	$ 3,334	$ 183,568	$ 195,579	$ 13,181	$ 208,760	$ 660,606	$ 3,120	$ 663,726	$ 1,191,270	$ 32,505	$ 1,223,775
% of Sales	17.8%	0.5%	18.3%	17.0%	-0.4%	16.6%	18.4%	0.6%	19.0%	30.4%	-0.6%	29.8%	23.0%	-0.1%	22.9%
Victoria's Secret															
Comparable Store Sales	-7%	-1%	-8%	-9%	-	-9%	-8%	-1%	-9%	-10%	-1%	-11%	-9%	-	-9%
Comparable Sales	-5%	-	-5%	-6%	-	-6%	-7%	-1%	-8%	-10%	-	-10%	-7%	-1%	-8%
Net Sales	$ 1,510,852	$ 159,551	$ 1,670,403	$ 1,605,632	$ 179,060	$ 1,784,692	$ 1,412,215	$ 165,271	$ 1,577,486	$ 2,275,817	$ 200,377	$ 2,476,194	$ 6,804,516	$ 704,258	$ 7,508,774
Operating Income (Loss)	$ 32,720	$ (753)	$ 31,967	$ 16,565	$ 18,811	$ 35,376	$ (81,072)	$ 11,067	$ (70,005)	$ 146,435	$ 47,178	$ 193,613	$ 114,649	$ 76,302	$ 190,951
% of Sales	2.2%	-0.3%	1.9%	1.0%	1.0%	2.0%	-5.7%	1.3%	-4.4%	6.4%	1.4%	7.8%	1.7%	0.8%	2.5%
Victoria's Secret and Bath & Body Works International															
Comparable Store Sales	-10%	10%	-	-13%	13%	-	-19%	19%	-	-18%	18%	-	-16%	16%	-
Comparable Sales	-5%	5%	-	-8%	8%	-	-18%	18%	-	-18%	18%	-	-13%	13%	-
Net Sales	$ 134,955	$ (134,955)	$ -	$ 154,561	$ (154,561)	$ -	$ 133,349	$ (133,349)	$ -	$ 177,102	$ (177,102)	$ -	$ 599,967	$ (599,967)	$ -
Operating Income (Loss)	$ (4,011)	$ 4,011	$ -	$ (1,280)	$ 1,280	$ -	$ (8,653)	$ 8,653	$ -	$ 20,114	$ (20,114)	$ -	$ 6,172	$ (6,172)	$ -
% of Sales	-3.0%	-3.0%	-	-0.8%	-0.8%	-	-6.5%	-6.5%	-	11.4%	11.4%	-	1.0%	1.0%	-
Other															
Comparable Store Sales	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Comparable Sales	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net Sales	$ 112,268	$ (72,857)	$ 39,411	$ 80,481	$ (70,395)	$ 10,086	$ 67,037	$ (66,737)	$ 300	$ 79,472	$ (79,472)	$ -	$ 339,259	$ (289,462)	$ 49,797
Operating Income (Loss)	$ (30,216)	$ (16,125)	$ (46,341)	$ (20,919)	$ (23,424)	$ (44,343)	$ (9,537)	$ (32,899)	$ (42,436)	$ (20,481)	$ (30,185)	$ (50,666)	$ (81,153)	$ (102,634)	$ (183,787)
% of Sales	-26.9%	-90.7%	-117.6%	-26.0%	-413.7%	-439.7%	-14.2%	-14131.1%	-14145.3%	-25.8%	25.8%	0.0%	-23.9%	-345.2%	-369.1%
Total L Brands															
Comparable Store Sales	-3%	-	-3%	-4%	-	-4%	-3%	-	-3%	-4%	-	-4%	-3%	-	-3%
Comparable Sales	0%	-	0%	-1%	-	-1%	-2%	-	-2%	-2%	-	-2%	-1%	-	-1%
Net Sales	$ 2,628,809	$ -	$ 2,628,809	$ 2,901,538	$ -	$ 2,901,538	$ 2,676,747	$ -	$ 2,676,747	$ 4,707,141	$ -	$ 4,707,141	$ 12,914,236	$ -	$ 12,914,236
Operating Income (Loss)	$ 153,345	$ -	$ 153,345	$ 174,601	$ -	$ 174,601	$ 96,318	$ -	$ 96,318	$ 806,674	$ -	$ 806,674	$ 1,230,939	$ -	$ 1,230,939
% of Sales	5.8%	-	5.8%	6.0%	-	6.0%	3.6%	-	3.6%	17.1%	-	17.1%	9.5%	-	9.5%

L BRANDS, INC. AND SUBSIDIARIES
RESULTS BY SEGMENT
FISCAL YEAR 2018
Unaudited
$ (In thousands)

Effective in the third quarter of 2020, the Company now has two reporting segments: 1) Bath & Body Works and 2) Victoria's Secret. As a result, the following key reclassifications for segment reporting were made:

- **The Victoria's Secret and Bath & Body Works International segment results are now reported in their respective brand segment.**
- **The Victoria's Secret and Bath & Body Works sourcing and production functions (formerly known as Mast Global) and certain other corporate functions that directly support a specific brand are now reported in their respective brand segment.**

	May 5, 2018			August 4, 2018			November 3, 2018			February 2, 2019			Full Year February 2, 2019		
	As Reported	Adjustment	As Adjusted	As Reported	Adjustment	As Adjusted	As Reported	Adjustment	As Adjusted	As Reported	Adjustment	As Adjusted	As Reported	Adjustment	As Adjusted
Bath & Body Works															
Comparable Store Sales	5%	-	5%	7%	-	7%	10%	-	10%	8%	-	8%	8%	-	8%
Comparable Sales	8%	-	8%	10%	-	10%	13%	-	13%	12%	-	12%	11%	-	11%
Net Sales	$ 760,434	$ 27,582	$ 788,016	$ 963,586	$ 38,235	$ 1,001,821	$ 956,202	$ 34,357	$ 990,559	$ 1,950,798	$ 44,337	$ 1,995,135	$ 4,631,020	$ 144,512	$ 4,775,532
Operating Income (Loss)	$ 123,660	$ 5,691	$ 129,351	$ 168,766	$ 3,787	$ 172,553	$ 177,845	$ 13,082	$ 190,927	$ 607,183	$ 3,070	$ 610,253	$ 1,077,454	$ 25,632	$ 1,103,086
% of Sales	16.3%	0.1%	16.4%	17.5%	-0.3%	17.2%	18.6%	0.7%	19.3%	31.1%	-0.5%	30.6%	23.3%	-0.2%	23.1%
Victoria's Secret															
Comparable Store Sales	-5%	-	-5%	-5%	-	-5%	-6%	-	-6%	-7%	-	-7%	-6%	-	-6%
Comparable Sales	1%	-1%	0%	-1%	-	-1%	-2%	1%	-1%	-3%	-	-3%	-2%	-	-2%
Net Sales	$ 1,589,427	$ 169,825	$ 1,759,252	$ 1,724,803	$ 172,876	$ 1,897,679	$ 1,528,799	$ 166,907	$ 1,695,706	$ 2,531,836	$ 218,285	$ 2,750,121	$ 7,374,864	$ 727,894	$ 8,102,758
Operating Income (Loss)	$ 83,170	$ 6,736	$ 89,906	$ 114,250	$ 8,450	$ 122,700	$ (35,872)	$ (19,855)	$ (55,727)	$ 300,739	$ 60,164	$ 360,903	$ 462,288	$ 55,495	$ 517,783
% of Sales	5.2%	-0.1%	5.1%	6.6%	-0.1%	6.5%	-2.3%	-1.0%	-3.3%	11.9%	1.2%	13.1%	6.3%	0.1%	6.4%
Victoria's Secret and Bath & Body Works International															
Comparable Store Sales	-20%	20%	-	-14%	14%	-	-10%	10%	-	-9%	9%	-	-13%	13%	-
Comparable Sales	-6%	6%	-	2%	-2%	-	-1%	1%	-	0%	-	-	-1%	1%	-
Net Sales	$ 135,117	$ (135,117)	$ -	$ 145,489	$ (145,489)	$ -	$ 134,004	$ (134,004)	$ -	$ 190,673	$ (190,673)	$ -	$ 605,284	$ (605,284)	$ -
Operating Income (Loss)	$ (4,803)	$ 4,803	$ -	$ (9,392)	$ 9,392	$ -	$ (41,806)	$ 41,806	$ -	$ 18,666	$ (18,666)	$ -	$ (37,335)	$ 37,335	$ -
% of Sales	-3.6%	3.6%	-	-6.5%	6.5%	-	-31.2%	31.2%	-	9.8%	-9.8%	-	-6.2%	6.2%	-
Other															
Comparable Store Sales	-1%	-	-1%	-2%	-	-2%	5%	-	5%	8%	-	8%	3%	-	3%
Comparable Sales	3%	-	3%	1%	-	1%	10%	-	10%	13%	-	13%	7%	-	7%
Net Sales	$ 140,868	$ (62,291)	$ 78,577	$ 149,972	$ (65,623)	$ 84,349	$ 155,868	$ (67,259)	$ 88,609	$ 179,003	$ (71,949)	$ 107,054	$ 625,710	$ (267,121)	$ 358,589
Operating Income (Loss)	$ (47,220)	$ (17,232)	$ (64,452)	$ (45,488)	$ (21,628)	$ (67,116)	$ (45,772)	$ (35,033)	$ (80,805)	$ (127,141)	$ (44,565)	$ (171,706)	$ (265,620)	$ (118,462)	$ (384,082)
% of Sales	-33.5%	-48.5%	-82.0%	-30.3%	-49.3%	-79.6%	-29.4%	-61.8%	-91.2%	-71.0%	-89.4%	-160.4%	-42.5%	-64.6%	-107.1%
Total L Brands															
Comparable Store Sales	-2%	-	-2%	-1%	-	-1%	0%	-	0%	-1%	-	-1%	-1%	-	-1%
Comparable Sales	3%	-	3%	3%	-	3%	4%	-	4%	3%	-	3%	3%	-	3%
Net Sales	$ 2,625,846	$ -	$ 2,625,846	$ 2,983,849	$ -	$ 2,983,849	$ 2,774,874	$ -	$ 2,774,874	$ 4,852,309	$ -	$ 4,852,309	$ 13,236,878	$ -	$ 13,236,878
Operating Income (Loss)	$ 154,807	$ -	$ 154,807	$ 228,137	$ -	$ 228,137	$ 54,396	$ -	$ 54,396	$ 799,448	$ -	$ 799,448	$ 1,236,787	$ -	$ 1,236,787
% of Sales	5.9%	-	5.9%	7.6%	-	7.6%	2.0%	-	2.0%	16.5%	-	16.5%	9.3%	-	9.3%

L BRANDS, INC. AND SUBSIDIARIES
ADJUSTED RESULTS BY SEGMENT
FISCAL YEAR 2018
Unaudited
$ (In thousands)

Effective in the third quarter of 2020, the Company now has two reporting segments: 1) Bath & Body Works and 2) Victoria's Secret. As a result, the following key reclassifications for segment reporting were made:
- **The Victoria's Secret and Bath & Body Works International segment results are now reported in their respective brand segment.**
- **The Victoria's Secret and Bath & Body Works sourcing and production functions (formerly known as Mast Global) and certain other corporate functions that directly support a specific brand are now reported in their respective brand segment.**

	May 5, 2018			August 4, 2018			November 3, 2018			February 2, 2019			Full Year February 2, 2019		
	Adjusted As Reported	Adjustment	Adjusted As Adjusted	Adjusted As Reported	Adjustment	Adjusted As Adjusted	Adjusted As Reported	Adjustment	Adjusted As Adjusted	Adjusted As Reported	Adjustment	Adjusted As Adjusted	Adjusted As Reported	Adjustment	Adjusted As Adjusted
Bath & Body Works															
Comparable Store Sales	5%	-	5%	7%	-	7%	10%	-	10%	8%	-	8%	8%	-	8%
Comparable Sales	8%	-	8%	10%	-	10%	13%	-	13%	12%	-	12%	11%	-	11%
Net Sales	$ 760,434	$ 27,582	$ 788,016	$ 963,586	$ 38,235	$ 1,001,821	$ 956,202	$ 34,357	$ 990,559	$ 1,950,798	$ 44,337	$ 1,995,135	$ 4,631,020	$ 144,512	$ 4,775,532
Operating Income (Loss)	$ 123,660	$ 5,691	$ 129,351	$ 168,766	$ 3,787	$ 172,553	$ 177,845	$ 13,082	$ 190,927	$ 607,183	$ 3,070	$ 610,253	$ 1,077,454	$ 25,632	$ 1,103,086
% of Sales	16.3%	0.1%	16.4%	17.5%	-0.3%	17.2%	18.6%	0.7%	19.3%	31.1%	-0.5%	30.6%	23.3%	-0.2%	23.1%
Victoria's Secret															
Comparable Store Sales	-5%	-	-5%	-5%	-	-5%	-6%	-	-6%	-7%	-	-7%	-6%	-	-6%
Comparable Sales	1%	-1%	0%	-1%	-	-1%	-2%	1%	-1%	-3%	-	-3%	-2%	-	-2%
Net Sales	$ 1,589,427	$ 169,825	$ 1,759,252	$ 1,724,803	$ 172,876	$ 1,897,679	$ 1,528,799	$ 166,907	$ 1,695,706	$ 2,531,836	$ 218,285	$ 2,750,121	$ 7,374,864	$ 727,894	$ 8,102,758
Operating Income (Loss)	$ 83,170	$ 6,736	$ 89,906	$ 114,250	$ 8,450	$ 122,700	$ 14,248	$ 10,903	$ 25,151	$ 300,739	$ 60,164	$ 360,903	$ 512,408	$ 86,253	$ 598,661
% of Sales	5.2%	-0.1%	5.1%	6.6%	-0.1%	6.5%	0.9%	0.6%	1.5%	11.9%	1.2%	13.1%	6.9%	0.5%	7.4%
Victoria's Secret and Bath & Body Works International															
Comparable Store Sales	-20%	20%	-	-14%	14%	-	-10%	10%	-	-9%	9%	-	-13%	13%	-
Comparable Sales	-6%	6%	-	2%	-2%	-	-1%	1%	-	0%	-	-	-1%	1%	-
Net Sales	$ 135,117	$ (135,117)	$ -	$ 145,489	$ (145,489)	$ -	$ 134,004	$ (134,004)	$ -	$ 190,673	$ (190,673)	$ -	$ 605,284	$ (605,284)	$ -
Operating Income (Loss)	$ (4,803)	$ 4,803	$ -	$ (9,392)	$ 9,392	$ -	$ (11,048)	$ 11,048	$ -	$ 18,666	$ (18,666)	$ -	$ (6,577)	$ 6,577	$ -
% of Sales	-3.6%	3.6%	-	-6.5%	6.5%	-	-8.2%	8.2%	-	9.8%	-9.8%	-	-1.1%	1.1%	-
Other															
Comparable Store Sales	-1%	-	-1%	-2%	-	-2%	5%	-	5%	8%	-	8%	3%	-	3%
Comparable Sales	3%	-	3%	1%	-	1%	10%	-	10%	13%	-	13%	7%	-	7%
Net Sales	$ 140,868	$ (62,291)	$ 78,577	$ 149,972	$ (65,623)	$ 84,349	$ 155,868	$ (67,259)	$ 88,609	$ 179,003	$ (71,949)	$ 107,054	$ 625,710	$ (267,121)	$ 358,589
Operating Income (Loss)	$ (47,220)	$ (17,232)	$ (64,452)	$ (45,488)	$ (21,628)	$ (67,116)	$ (25,462)	$ (35,033)	$ (60,495)	$ (27,899)	$ (44,565)	$ (72,464)	$ (146,068)	$ (118,462)	$ (264,530)
% of Sales	-33.5%	-48.5%	-82.0%	-30.3%	-49.3%	-79.6%	-16.3%	-52.0%	-68.3%	-15.6%	-52.1%	-67.7%	-23.3%	-50.5%	-73.8%
Total L Brands															
Comparable Store Sales	-2%	-	-2%	-1%	-	-1%	0%	-	0%	-1%	-	-1%	-1%	-	-1%
Comparable Sales	3%	-	3%	3%	-	3%	4%	-	4%	3%	-	3%	3%	-	3%
Net Sales	$ 2,625,846	$ -	$ 2,625,846	$ 2,983,849	$ -	$ 2,983,849	$ 2,774,874	$ -	$ 2,774,874	$ 4,852,309	$ -	$ 4,852,309	$ 13,236,878	$ -	$ 13,236,878
Operating Income (Loss)	$ 154,807	$ -	$ 154,807	$ 228,137	$ -	$ 228,137	$ 155,584	$ -	$ 155,584	$ 898,689	$ -	$ 898,689	$ 1,437,217	$ -	$ 1,437,217
% of Sales	5.9%	-	5.9%	7.6%	-	7.6%	5.6%	-	5.6%	18.5%	-	18.5%	10.9%	-	10.9%